Exhibit 99.1

For Immediate Release:	January 22, 2019

SIMMONS REPORTS RECORD 2018 RESULTS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ: SFNC) today announced record net income of $215.7 million for the year ended December 31, 2018, compared to $92.9 million for 2017, an increase of $122.8 million, or 132.1%. Diluted earnings per share were $2.32 for 2018, an increase of $0.99, or 74.4%, compared to prior year. Included in the 2018 results were $4.5 million in net after-tax merger-related and branch right-sizing costs. Excluding the impact of these items, core earnings were $220.2 million for the year ended December 31, 2018, compared to $119.0 million for 2017, an increase of $101.2 million, or 85.0%. Core diluted earnings per share were $2.37, an increase of $0.67, or 39.4%, from the same period in 2017.

Fourth quarter 2018 net income was $55.6 million, or $0.60 diluted earnings per share, compared to $18.9 million, or $0.22 diluted earnings per share, for the same period in 2017. Excluding $805,000 in net after-tax merger-related and branch right sizing costs, fourth quarter 2018 core earnings were $56.5 million, an increase of $14.4 million compared to the same period in 2017.

“We had a remarkable year,” said George A. Makris, Jr., chairman and CEO.

Makris continued, “In addition to producing record financial results, we completed two successful system conversions for the banks acquired in late 2017 and a 2-for-1 stock split. We also announced yet another acquisition that will be completed this year. Throughout 2018, we experienced excellent organic growth in all our markets and balanced year-to-date loan yields with deposit costs in a rising-rate environment, all the while sustaining our reputable asset quality.

“This past year, we focused on improving our delivery of products and services to our customers throughout our existing footprint. We will carry this momentum into 2019 as we continue to focus on improving our business processes, expanding our customer relationships and closing our acquisition of Reliance Bancshares.”

Selected Highlights:	YTD 2018	YTD 2017	4th Qtr 2018	3rd Qtr 2018	4th Qtr 2017
Net income	$215.7 million	$92.9 million	$55.6 million	$55.2 million	$18.9 million
Diluted earnings per share	$2.32	$1.33	$0.60	$0.59	$0.22
Return on avg assets	1.37%	0.92%	1.35%	1.37%	0.54%
Return on avg common equity	10.00%	6.68%	9.98%	10.06%	3.88%
Return on tangible common equity	18.44%	11.26%	17.96%	18.38%	7.53%

Core earnings(1)	$220.2 million	$119.0 million	$56.5 million	$56.5 million	$42.0 million
Diluted core earnings per share(1)	$2.37	$1.70	$0.61	$0.61	$0.48
Core return on avg assets(1)	1.40%	1.18%	1.37%	1.40%	1.20%
Core return on avg common equity(1)	10.21%	8.56%	10.13%	10.30%	8.63%
Core return on tangible common equity(1)	18.81%	14.28%	18.21%	18.80%	15.97%

Efficiency ratio	52.85%	55.27%	51.99%	53.47%	51.36%

(1)	Core earnings excludes non-core items, and is a non-GAAP measurement.

P.O. BOX 7009    501 MAIN STREET    PINE BLUFF, ARKANSAS 71611-7009    (870) 541-1000    www.simmonsbank.com

Loans

($ in billions)	4th Qtr 2018	3rd Qtr 2018	4th Qtr 2017
Total loans	$11.7	$11.9	$10.8
Legacy loans (excludes loans acquired)	$8.4	$8.1	$5.7
Loans acquired	$3.3	$3.8	$5.1

Total loans, including those acquired, were $11.7 billion at December 31, 2018 an increase of $943.5 million, or 8.8%, compared to $10.8 billion at December 31, 2017. On a linked-quarter basis (December 31, 2018 compared to September 30, 2018), total loans decreased $135.0 million, or 1.1%. The seasonal decrease in our agricultural portfolios and mortgage warehouse lines of credit was $85.9 million and the continuing decrease in our liquidating portfolios was $18.6 million. The remaining decline was due to loan payoffs greater than new loan fundings during the quarter. “Based on our current loan pipeline, we estimate loan growth in the 7% to 7.5% range for 2019,” said Makris.

Deposits

($ in billions)	4th Qtr 2018	3rd Qtr 2018	4th Qtr 2017
Total deposits	$12.4	$12.1	$11.1
Non-time deposits	$9.5	$9.6	$9.2
Time deposits	$2.9	$2.5	$1.9

Total deposits were $12.4 billion at December 31, 2018, an increase of $1.3 billion, or 11.8%, since December 31, 2017. Total deposits increased $310.2 million, or 2.6%, compared to the previous quarter.

Net Interest Income

	4th Qtr 2018	3rd Qtr 2018	2nd Qtr 2018	1st Qtr 2018	4th Qtr 2017	4th Qtr 2017
Loan yield (1)	5.39%	5.54%	5.40%	5.38%	5.39%	5.39%
Core loan yield (1) (2)	5.25%	5.19%	5.04%	4.95%	4.75%	4.75%
Security yield (1)	2.87%	2.74%	2.75%	2.67%	2.62%	2.62%
Cost of interest bearing deposits	1.20%	1.05%	0.84%	0.74%	0.63%	0.63%
Cost of deposits (3)	0.93%	0.81%	0.64%	0.56%	0.48%	0.48%
Cost of borrowed funds	2.64%	2.48%	2.38%	1.70%	1.78%	1.78%
Net interest margin (1)	3.76%	3.98%	3.99%	4.17%	4.21%	4.21%
Core net interest margin (1) (2)	3.66%	3.71%	3.70%	3.82%	3.70%	3.70%

(1)	Fully tax equivalent.
(2)	Core loan yield and core net interest margin exclude accretion, and are non-GAAP measurements.
(3)	Includes non-interest bearing deposits.

The Company’s net interest income for the fourth quarter of 2018 was $137.8 million, an increase of $10.9 million, or 8.6%, from the same period of 2017. Included in interest income was the yield accretion recognized on loans acquired of $3.9 million and $15.7 million for the fourth quarters of 2018 and 2017, respectively.

Net interest margin was 3.76% for the quarter ended December 31, 2018, a 22 basis point decrease from the third quarter. The Company’s core net interest margin, excluding the accretion, was 3.66% for the fourth quarter of 2018, a 5 basis point decrease from September 30, 2018. Cost of interest bearing deposits was 1.20% for the fourth quarter of 2018, a 15 basis point increase from September 30, 2018.

Makris stated, “Since December 2017, the Federal Reserve Board has increased the Fed Funds target rate by 100 basis points. During this same period, loan yield has remained even and core loan yield has increased 50 basis points while cost of deposits has risen 45 basis points. In addition, the cost of borrowed funds increased 86 basis points during this period.”

Non-Interest Income

Non-interest income for 2018 was $143.9 million, an increase of $5.1 million compared to the previous year. The increase was primarily due to additional trust income and service charges on deposit accounts from our 2017 acquisitions. These increases were partially offset by reductions in debit card fees and SBA lending income. The interchange rate cap as established by the Durbin amendment became effective for the Company July 1, 2018, resulting in a $5.9 million reduction in debit card fees for the last six months of 2018.

SBA lending premium income decreased $1.8 million when compared to 2017 as a result of management remaining selective in its decisions regarding loan sales as premium rates have continued to be lower in recent months compared to the first quarter of 2018.

For the fourth quarter 2018, non-interest income was $34.6 million, a decrease of $2.0 million compared to $36.6 million during the same period of 2017 primarily the result of the interchange rate cap.

Non-Interest Expense

Non-interest expense for 2018 was $392.2 million, an increase of $79.9 million compared to the previous year. Included in 2018 were $6.1 million of pre-tax merger-related expenses and branch rightsizing expenses. Excluding these expenses, core non-interest expense was $386.1 million, an increase of $101.1 million compared to 2017 core non-interest expense. Incremental increases in non-interest expense categories over previous year are primarily the result of our acquisitions in the fourth quarter of 2017.

Non-interest expense for the fourth quarter of 2018 was $95.4 million, a decrease of $4.9 million compared to the previous quarter. Included in this quarter were $1.1 million of pre-tax merger-related expenses and branch rightsizing expenses. Excluding these expenses, core non-interest expense was $94.3 million, a decrease of $4.2 million compared to the previous quarter. The fourth quarter results include the positive impact of the true-up of year to date accruals on incentive plans.

The efficiency ratio for 2018 was 52.85% compared to 55.27% for 2017.

Asset Quality

	4th Qtr 2018	3rd Qtr 2018	2nd Qtr 2018	1st Qtr 2018	4th Qtr 2017
Allowance for loan losses to total loans	0.67%	0.68%	0.73%	0.75%	0.73%
Allowance for loan losses to non-performing loans	164%	136%	115%	99%	90%
Non-performing loans to total loans	0.41%	0.50%	0.63%	0.76%	0.81%
Net charge-off ratio (annualized)	0.35%	0.36%	0.17%	0.24%	0.53%
- Net charge-off ratio excluding loan sale		0.12%

All loans acquired are recorded at their discounted net present value; therefore, they are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

At December 31, 2018, the allowance for loan losses for legacy loans was $56.6 million. The allowance for loan losses for loans acquired was $95,000 and the acquired loan discount credit mark was $49.3 million. The allowances for loan losses and credit marks provide a total of $106.0 million of coverage, which equates to a total coverage ratio of 0.90% of gross loans. The ratio of credit mark and related allowance to loans acquired was 1.48%.

Provision for loan losses for 2018 was $38.1 million, an increase of $11.8 million from 2017. The increases are primarily due to strong legacy loan growth as well as increased migration from loans acquired to legacy loans resulting from new credit decisions being made on those loans during 2018. Provision for loan losses for the fourth quarter 2018 was $9.6 million, a decrease of $725,000 from the third quarter 2018 and an increase of $19,000 from the same period in 2017.

Foreclosed Assets and Other Real Estate Owned

At December 31, 2018, foreclosed assets and other real estate owned were $25.6 million, a decrease of $6.6 million, or 20.4%, compared to the same period in 2017 and an increase of $2.9 million, or 12.8% from September 30, 2018. The composition of these assets is divided into three types:

($ in millions)	4th Qtr 2018	3rd Qtr 2018	2nd Qtr 2018	1st Qtr 2018	4th Qtr 2017
Closed bank branches, branch sites & associate relocation	$8.0	$9.6	$7.2	$8.1	$9.8
Foreclosed assets - acquired	$11.5	$8.0	$13.2	$14.9	$16.0
Foreclosed assets - legacy	$6.1	$5.1	$10.1	$6.1	$6.3

Capital

	4th Qtr 2018	3rd Qtr 2018	2nd Qtr 2018	1st Qtr 2018	4th Qtr 2017
Stockholders’ equity to total assets	13.6%	13.4%	13.3%	13.5%	13.9%
Tangible common equity to tangible assets	8.4%	8.1%	7.9%	7.9%	8.1%
Regulatory tier 1 leverage ratio	8.8%	8.7%	8.6%	8.6%	9.2%
Regulatory total risk-based capital ratio	13.3%	13.1%	13.7%	14.1%	11.4%

At December 31, 2018, common stockholders' equity was $2.2 billion. Book value per share was $24.33 and tangible book value per share was $14.18 at December 31, 2018, compared to $22.65 and $12.34, respectively, at December 31, 2017.

Simmons First National Corporation

Simmons First National Corporation is a financial holding company headquartered in Pine Bluff, Arkansas, with total assets of approximately $16.5 billion as of December 31, 2018, conducting financial operations in Arkansas, Colorado, Kansas, Missouri, Oklahoma, Tennessee and Texas. The Company, through its subsidiaries, offers comprehensive financial solutions delivered with a client-centric approach. The Company’s common stock trades on the NASDAQ Market under the symbol “SFNC.”

Conference Call

Management will conduct a live conference call to review this information beginning at 9:00 a.m. CST on Wednesday, January 23, 2019. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 4279795. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsbank.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant non-core activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Forward-Looking Statements

Some of the statements in this news release may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to future periods or by the use of forward-looking terminology, such as “believe,” “budget,” “expect,” “foresee,” “anticipate,” “intend,” “indicate,” “target,” “estimate,” “plan,” “project,” “continue,” “contemplate,” “positions,” “prospects,” “predict,” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” “might” or “may,” or by variations of such words or by similar expressions. These forward-looking statements include, without limitation, statements relating to Simmons’ future growth, revenue, assets, asset quality, profitability, net interest margin, non-interest revenue, allowance for loan losses, and the effect of certain new accounting standards on Simmons’ financial statements. Any forward-looking statement speaks only as of the date of this news release, and Simmons undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release. By nature, forward-looking statements are based on various assumptions and involve inherent risk and uncertainties. Various factors, including, but not limited to, changes in economic conditions, credit quality, interest rates, loan demand, deposit flows, real estate values, the assumptions used in making the forward-looking statements, the securities markets generally or the price of Simmons common stock specifically, information technology affecting the financial industry, and the Company’s ability to manage and successfully integrate its mergers and acquisitions could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K for the year ended December 31, 2017, which has been filed with, and is available from, the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

Stephen C. Massanelli

EVP, Chief Administrative Officer and Investor Relations Officer

Simmons First National Corporation

steve.massanelli@simmonsbank.com

Simmons First National Corporation	SFNC

Consolidated End of Period Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2018	2018	2018	2018	2017
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$171,792	$125,231	$162,567	$170,811	$205,025
Interest bearing balances due from banks and federal funds sold	661,666	388,573	781,279	688,853	393,017
Cash and cash equivalents	833,458	513,804	943,846	859,664	598,042
Interest bearing balances due from banks - time	4,934	3,954	2,974	3,069	3,314
Investment securities - held-to-maturity	289,194	323,306	333,503	352,756	368,058
Investment securities - available-for-sale	2,151,752	1,997,814	1,938,644	1,830,113	1,589,517
Mortgage loans held for sale	26,799	48,195	39,812	17,708	24,038
Other assets held for sale	1,790	5,136	14,898	24,784	165,780
Loans:
Legacy loans	8,430,388	8,123,274	7,133,461	6,290,383	5,705,609
Allowance for loan losses	(56,599)	(55,358)	(51,732)	(47,207)	(41,668)
Loans acquired, net of discount and allowance	3,292,783	3,734,921	4,232,434	4,696,945	5,074,076
Net loans	11,666,572	11,802,837	11,314,163	10,940,121	10,738,017
Premises and equipment	295,060	287,246	288,777	289,355	287,249
Foreclosed assets and other real estate owned	25,565	22,664	30,503	29,140	32,118
Interest receivable	49,938	51,509	44,266	42,129	43,528
Bank owned life insurance	193,170	192,680	191,575	186,473	185,984
Goodwill	845,687	845,687	845,687	845,687	842,651
Other intangible assets	91,334	93,975	96,720	99,504	106,071
Other assets	68,084	92,457	80,165	76,806	71,439
Total assets	$16,543,337	$16,281,264	$16,165,533	$15,597,309	$15,055,806

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$2,672,405	$2,778,670	$2,683,489	$2,734,287	$2,665,249
Interest bearing transaction accounts and savings deposits	6,830,191	6,776,330	6,916,520	6,720,754	6,494,896
Time deposits	2,896,156	2,533,506	2,353,439	2,201,874	1,932,730
Total deposits	12,398,752	12,088,506	11,953,448	11,656,915	11,092,875
Federal funds purchased and securities sold under agreements to repurchase	95,792	109,213	99,801	120,909	122,444
Other borrowings	1,345,450	1,420,917	1,451,811	1,140,986	1,380,024
Subordinated notes and debentures	353,950	372,934	413,337	468,465	140,565
Other liabilities held for sale	162	424	1,840	2,781	157,366
Accrued interest and other liabilities	102,797	105,951	98,388	98,202	77,968
Total liabilities	14,296,903	14,097,945	14,018,625	13,488,258	12,971,242

Stockholders' equity:
Common stock	923	923	923	922	920
Surplus	1,597,944	1,597,261	1,594,342	1,590,086	1,586,034
Undivided profits	674,941	633,175	591,826	552,105	514,874
Accumulated other comprehensive loss:
Unrealized depreciation on AFS securities	(27,374)	(48,040)	(40,183)	(34,062)	(17,264)
Total stockholders' equity	2,246,434	2,183,319	2,146,908	2,109,051	2,084,564
Total liabilities and stockholders' equity	$16,543,337	$16,281,264	$16,165,533	$15,597,309	$15,055,806

Simmons First National Corporation	SFNC

Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2018	2018	2018	2018	2017
($ in thousands, except per share data)
INTEREST INCOME
Loans	$159,996	$162,438	$150,253	$143,350	$132,617
Interest bearing balances due from banks and federal funds sold	2,168	1,405	1,414	1,009	947
Investment securities	15,760	14,640	14,296	12,622	11,456
Mortgage loans held for sale	372	501	305	158	175
TOTAL INTEREST INCOME	178,296	178,984	166,268	157,139	145,195
INTEREST EXPENSE
Time deposits	11,273	8,017	6,175	4,842	3,944
Other deposits	17,489	16,373	12,286	10,755	8,762
Federal funds purchased and securities sold under agreements to repurchase	121	104	88	110	97
Other borrowings	7,134	6,240	5,141	5,139	3,993
Subordinated notes and debentures	4,498	5,282	5,741	1,327	1,480
TOTAL INTEREST EXPENSE	40,515	36,016	29,431	22,173	18,276
NET INTEREST INCOME	137,781	142,968	136,837	134,966	126,919
Provision for loan losses	9,620	10,345	9,033	9,150	9,601
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	128,161	132,623	127,804	125,816	117,318
NON-INTEREST INCOME
Trust income	5,980	6,277	5,622	5,249	6,020
Service charges on deposit accounts	11,263	10,837	10,063	10,345	10,587
Other service charges and fees	1,501	1,201	2,017	2,750	2,774
Mortgage and SBA lending income	1,643	1,825	3,130	4,445	3,713
Investment banking income	829	664	814	834	786
Debit and credit card fees	6,547	6,820	10,105	8,796	8,801
Bank owned life insurance income	1,105	1,105	1,102	1,103	1,101
Gain (loss) on sale of securities, net	8	54	(7)	6	(1,243)
Other income	5,712	4,942	5,202	4,007	4,090
TOTAL NON-INTEREST INCOME	34,588	33,725	38,048	37,535	36,629
NON-INTEREST EXPENSE
Salaries and employee benefits	49,193	55,515	55,678	56,357	49,288
Occupancy expense, net	7,016	7,713	7,921	6,960	6,700
Furniture and equipment expense	4,139	3,761	4,020	4,403	5,533
Other real estate and foreclosure expense	1,540	538	1,382	1,020	865
Deposit insurance	2,489	2,248	1,856	2,128	1,216
Merger-related costs	797	804	1,465	1,711	14,044
Other operating expenses	30,222	29,674	26,185	25,494	30,844
TOTAL NON-INTEREST EXPENSE	95,396	100,253	98,507	98,073	108,490
NET INCOME BEFORE INCOME TAXES	67,353	66,095	67,345	65,278	45,457
Provision for income taxes	11,707	10,902	13,783	13,966	26,554
NET INCOME	$55,646	$55,193	$53,562	$51,312	$18,903
BASIC EARNINGS PER SHARE	$0.60	$0.60	$0.58	$0.56	$0.22
DILUTED EARNINGS PER SHARE	$0.60	$0.59	$0.58	$0.55	$0.22

Simmons First National Corporation	SFNC

Consolidated Risk-Based Capital
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2018	2018	2018	2018	2017
($ in thousands)
Tier 1 capital
Stockholders' equity	$2,246,434	$2,183,319	$2,146,908	$2,109,051	$2,084,564
Trust preferred securities, net allowable	–	–	–	–	–
Disallowed intangible assets, net of deferred tax	(912,024)	(914,788)	(917,050)	(918,161)	(902,371)
Unrealized loss on AFS securities	27,374	48,040	40,183	34,062	17,264
Total Tier 1 capital	1,361,784	1,316,571	1,270,041	1,224,952	1,199,457

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	–	1	1	8	1
Trust preferred securities and subordinated debt	353,950	372,934	413,337	468,466	140,565
Qualifying allowance for loan losses and reserve for unfunded commitments	57,157	63,618	60,691	54,436	48,947
Total Tier 2 capital	411,107	436,553	474,029	522,910	189,513
Total risk-based capital	$1,772,891	$1,753,124	$1,744,070	$1,747,862	$1,388,970

Common equity
Tier 1 capital	$1,361,784	$1,316,571	$1,270,041	$1,224,952	$1,199,457
Less: Trust preferred securities	–	–	–	–	–
Total common equity	$1,361,784	$1,316,571	$1,270,041	$1,224,952	$1,199,457

Risk weighted assets	$13,327,282	$13,402,910	$12,713,093	$12,417,233	$12,234,160

Adjusted average assets for leverage ratio	$15,512,448	$15,179,889	$14,714,205	$14,179,390	$13,016,478

Ratios at end of quarter
Equity to assets	13.58%	13.41%	13.28%	13.52%	13.85%
Tangible common equity to tangible assets (1)	8.39%	8.11%	7.91%	7.94%	8.05%
Common equity Tier 1 ratio (CET1)	10.22%	9.82%	9.99%	9.86%	9.80%
Tier 1 leverage ratio	8.78%	8.67%	8.63%	8.64%	9.21%
Tier 1 risk-based capital ratio	10.22%	9.82%	9.99%	9.86%	9.80%
Total risk-based capital ratio	13.30%	13.08%	13.72%	14.08%	11.35%

(1) Calculations of tangible common equity to tangible assets and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation	SFNC

Consolidated Loans and Investments
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2018	2018	2018	2018	2017
($ in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$204,173	$182,137	$180,352	$176,602	$185,422
Other consumer	201,297	259,581	277,330	284,285	280,094
Total consumer	405,470	441,718	457,682	460,887	465,516
Real Estate
Construction	1,300,723	1,229,888	967,720	786,077	614,155
Single-family residential	1,440,443	1,401,991	1,314,787	1,193,464	1,094,633
Other commercial	3,225,287	3,077,188	2,816,420	2,611,358	2,530,824
Total real estate	5,966,453	5,709,067	5,098,927	4,590,899	4,239,612
Commercial
Commercial	1,774,909	1,608,342	1,237,910	971,704	825,217
Agricultural	164,514	218,778	187,006	128,247	148,302
Total commercial	1,939,423	1,827,120	1,424,916	1,099,951	973,519
Other	119,042	145,369	151,936	138,646	26,962
Total Loans	$8,430,388	$8,123,274	$7,133,461	$6,290,383	$5,705,609

(1) Excludes all acquired loans.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$16,990	$34,983	$36,976	$46,961	$46,945
Mortgage-backed securities	13,346	13,933	14,645	15,404	16,132
State and political subdivisions	256,863	272,396	279,787	286,901	301,491
Other securities	1,995	1,994	2,095	3,490	3,490
Total held-to-maturity	289,194	323,306	333,503	352,756	368,058
Available-for-Sale
U.S. Government agencies	$154,301	$141,460	$145,767	$149,804	$139,724
Mortgage-backed securities	1,522,900	1,419,626	1,395,231	1,356,179	1,187,317
State and political subdivisions	314,843	282,439	245,335	185,888	143,165
FHLB stock	73,105	72,579	72,042	58,177	58,914
Other securities	86,603	81,710	80,269	80,065	60,397
Total available-for-sale	2,151,752	1,997,814	1,938,644	1,830,113	1,589,517
Total investment securities	$2,440,946	$2,321,120	$2,272,147	$2,182,869	$1,957,575
Fair value - HTM investment securities	$290,830	$322,838	$334,857	$354,649	$373,298

Investment Securities - QTD Average
Taxable securities	$1,815,203	$1,775,193	$1,750,172	$1,618,270	$1,569,173
Tax exempt securities	551,185	539,135	514,838	460,675	446,040
Total investment securities - QTD average	$2,366,388	$2,314,328	$2,265,010	$2,078,945	$2,015,213

Simmons First National Corporation	SFNC

Consolidated Loans and Credit Coverage
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2018	2018	2018	2018	2017
($ in thousands)
LOANS
Legacy loans	$8,430,388	$8,123,274	$7,133,461	$6,290,383	$5,705,609
Allowance for loan losses (legacy loans)	(56,599)	(55,358)	(51,732)	(47,207)	(41,668)
Legacy loans (net of allowance)	8,373,789	8,067,916	7,081,729	6,243,176	5,663,941
Loans acquired	3,342,175	3,790,234	4,302,760	4,776,439	5,163,769
Credit discount	(49,297)	(53,968)	(68,282)	(79,087)	(89,275)
Allowance for loan losses (loans acquired)	(95)	(1,345)	(2,044)	(407)	(418)
Loans acquired (net of discount and allowance)	3,292,783	3,734,921	4,232,434	4,696,945	5,074,076
Net loans	$11,666,572	$11,802,837	$11,314,163	$10,940,121	$10,738,017

Loan Coverage Ratios
Allowance for loan losses to legacy loans	0.67%	0.68%	0.73%	0.75%	0.73%

Discount for credit losses and allowance on loans acquired to total loans acquired plus discount for credit losses and allowance on loans acquired (non-GAAP) (1)	1.48%	1.46%	1.63%	1.66%	1.74%

Total allowance and credit coverage (non-GAAP) (1)	0.90%	0.93%	1.07%	1.14%	1.21%

(1) Calculations of the non-GAAP loan coverage ratios and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation	SFNC

Consolidated Allowance and Asset Quality
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2018	2018	2018	2018	2017
($ in thousands)
Allowance for Loan Losses (Legacy Loans)
Balance, beginning of quarter	$55,358	$51,732	$47,207	$41,668	$42,717
Loans charged off
Credit cards	1,121	919	1,012	999	943
Other consumer	2,894	1,321	1,366	1,056	781
Real estate	337	4,952	161	455	4,725
Commercial	3,480	592	790	1,761	4,754
Total loans charged off	7,832	7,784	3,329	4,271	11,203

Recoveries of loans previously charged off
Credit cards	227	229	286	263	233
Other consumer	154	176	133	94	468
Real estate	367	210	112	302	233
Commercial	167	450	59	69	20
Total recoveries	915	1,065	590	728	954
Net loans charged off	6,917	6,719	2,739	3,543	10,249
Provision for loan losses	8,158	10,345	7,264	9,082	9,200
Balance, end of quarter	$56,599	$55,358	$51,732	$47,207	$41,668

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans	$34,201	$40,505	$44,548	$47,395	$45,642
Loans past due 90 days or more	224	281	303	336	520
Total non-performing loans	34,425	40,786	44,851	47,731	46,162
Other non-performing assets
Foreclosed assets and other real estate owned (2)	25,565	22,664	30,503	29,140	32,118
Other non-performing assets	553	524	573	794	675
Total other non-performing assets	26,118	23,188	31,076	29,934	32,793
Total non-performing assets	$60,543	$63,974	$75,927	$77,665	$78,955
Performing TDRs (troubled debt restructurings)	$6,369	$8,413	$6,367	$6,459	$7,107

Ratios (1) (2)
Allowance for loan losses to total loans	0.67%	0.68%	0.73%	0.75%	0.73%
Allowance for loan losses to non-performing loans	164%	136%	115%	99%	90%
Non-performing loans to total loans	0.41%	0.50%	0.63%	0.76%	0.81%
Non-performing assets (including performing TDRs) to total assets	0.40%	0.44%	0.51%	0.54%	0.57%
Non-performing assets to total assets	0.37%	0.39%	0.47%	0.50%	0.52%
Annualized net charge offs to total loans	0.35%	0.36%	0.17%	0.24%	0.53%
Annualized net credit card charge offs to total credit card loans	1.86%	1.47%	1.60%	1.63%	1.54%

 (1) Excludes all acquired loans, except for their inclusion in total assets.

 (2) Includes acquired foreclosed assets and acquired other real estate owned.

Simmons First National Corporation	SFNC

Consolidated - Average Balance Sheet and Net Interest Income Analysis
For the Quarters Ended
(Unaudited)
	Three Months Ended Dec 2018			Three Months Ended Sep 2018			Three Months Ended Dec 2017
($ in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest bearing balances due from banks and federal funds sold	$499,961	$2,168	1.72%	$373,528	$1,405	1.49%	$342,589	$947	1.10%
Investment securities - taxable	1,815,200	11,828	2.59%	1,775,193	10,892	2.43%	1,569,173	8,592	2.17%
Investment securities - non-taxable (FTE)	551,188	5,313	3.82%	539,135	5,064	3.73%	446,040	4,702	4.18%
Mortgage loans held for sale	30,851	372	4.78%	43,554	501	4.56%	15,144	175	4.58%
Assets held in trading accounts	–	–	0.00%	–	–	0.00%	14	–	0.00%
Loans, including acquired loans	11,788,838	160,081	5.39%	11,641,843	162,515	5.54%	9,772,043	132,704	5.39%
Total interest earning assets (FTE)	14,686,038	179,762	4.86%	14,373,253	180,377	4.98%	12,145,003	147,120	4.81%
Non-earning assets	1,671,715			1,667,631			1,752,775
Total assets	$16,357,753			$16,040,884			$13,897,778

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Interest bearing transaction and savings accounts	$6,770,217	$17,489	1.02%	$6,840,403	$16,373	0.95%	$6,132,456	$8,762	0.57%
Time deposits	2,752,113	11,273	1.63%	2,379,142	8,017	1.34%	1,852,148	3,944	0.84%
Total interest bearing deposits	9,522,330	28,762	1.20%	9,219,545	24,390	1.05%	7,984,604	12,706	0.63%
Federal funds purchased and securities sold under agreement to repurchase	108,687	121	0.44%	107,770	104	0.38%	126,432	97	0.30%
Other borrowings	1,302,453	7,134	2.17%	1,375,052	6,240	1.80%	988,614	3,993	1.60%
Subordinated notes and debentures	353,906	4,498	5.04%	379,168	5,282	5.53%	127,680	1,480	4.60%
Total interest bearing liabilities	11,287,376	40,515	1.42%	11,081,535	36,016	1.29%	9,227,330	18,276	0.79%
Non-interest bearing liabilities:
Non-interest bearing deposits	2,768,437			2,679,469			2,476,235
Other liabilities	90,723			103,315			262,409
Total liabilities	14,146,536			13,864,319			11,965,974
Stockholders' equity	2,211,217			2,176,565			1,931,804
Total liabilities and stockholders' equity	$16,357,753			$16,040,884			$13,897,778
Net interest income (FTE)		$139,247			$144,361			$128,844
Net interest spread (FTE)			3.44%			3.69%			4.02%
Net interest margin (FTE) - quarter-to-date			3.76%			3.98%			4.21%

Net interest margin (FTE) - year-to-date			3.97%			4.04%			4.07%

Core net interest margin (FTE) - quarter-to-date (1)			3.66%			3.71%			3.70%
Core loan yield (FTE) - quarter-to-date (1)			5.25%			5.19%			4.75%

Core net interest margin (FTE) - year-to-date (1)			3.72%			3.74%			3.76%
Core loan yield (FTE) - year-to-date (1)			5.11%			5.06%			4.69%

(1) Calculations of core net interest margin and core loan yield and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation	SFNC

Consolidated - Selected Financial Data
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2018	2018	2018	2018	2017
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - GAAP
Net Income	$55,646	$55,193	$53,562	$51,312	$18,903
Diluted earnings per share	0.60	0.59	0.58	0.55	0.22
Return on average assets	1.35%	1.37%	1.38%	1.38%	0.54%
Return on average common equity	9.98%	10.06%	10.05%	9.90%	3.88%
Return on tangible common equity	17.96%	18.38%	18.70%	18.77%	7.53%
Net interest margin (FTE)	3.76%	3.98%	3.99%	4.17%	4.21%
FTE adjustment	1,466	1,393	1,308	1,130	1,925
Amortization of intangibles	2,642	2,745	2,785	2,837	2,839
Amortization of intangibles, net of taxes	1,952	2,027	2,057	2,096	1,725
Average diluted shares outstanding	92,897,105	92,840,851	92,733,140	92,638,765	87,036,044
Cash dividends declared per common share	0.15	0.15	0.15	0.15	0.13
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$56,451	$56,504	$54,660	$52,618	$42,018
Diluted core earnings per share (1)	0.61	0.61	0.59	0.57	0.48
Core net interest margin (FTE) (2)	3.66%	3.71%	3.70%	3.82%	3.70%
Accretable yield on acquired loans	3,850	10,006	10,113	11,294	15,684
Efficiency ratio (1)	51.99%	53.47%	52.70%	53.24%	51.36%
Core return on average assets (1)	1.37%	1.40%	1.41%	1.41%	1.20%
Core return on average common equity (1)	10.13%	10.30%	10.26%	10.15%	8.63%
Core return on tangible common equity (1)	18.21%	18.80%	19.06%	19.23%	15.97%
YEAR-TO-DATE
Financial Highlights - GAAP
Net Income	$215,713	$160,067	$104,874	$51,312	$92,940
Diluted earnings per share	2.32	1.72	1.13	0.55	1.33
Return on average assets	1.37%	1.37%	1.38%	1.38%	0.92%
Return on average common equity	10.00%	10.01%	9.98%	9.90%	6.68%
Return on tangible common equity	18.44%	18.61%	18.73%	18.77%	11.26%
Net interest margin (FTE)	3.97%	4.04%	4.08%	4.17%	4.07%
FTE adjustment	5,297	3,831	2,438	1,130	7,723
Amortization of intangibles	11,009	8,367	5,622	2,837	7,666
Amortization of intangibles, net of taxes	8,132	6,180	4,153	2,096	4,659
Average diluted shares outstanding	92,830,485	92,796,860	92,692,234	92,638,765	69,852,920
Cash dividends declared per common share	0.60	0.45	0.30	0.15	0.50
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$220,233	$163,782	$107,278	$52,618	$119,049
Diluted core earnings per share (1)	2.37	1.76	1.16	0.57	1.70
Core net interest margin (FTE) (2)	3.72%	3.74%	3.76%	3.82%	3.76%
Accretable yield on acquired loans	35,263	31,413	21,407	11,294	27,793
Efficiency ratio (1)	52.85%	53.14%	52.97%	53.24%	55.27%
Core return on average assets (1)	1.40%	1.41%	1.41%	1.41%	1.18%
Core return on average common equity (1)	10.21%	10.24%	10.20%	10.15%	8.56%
Core return on tangible common equity (1)	18.81%	19.03%	19.14%	19.23%	14.28%
END OF PERIOD
Book value per share	$24.33	$23.66	$23.26	$22.86	$22.65
Tangible book value per share	14.18	13.48	13.05	12.62	12.34
Shares outstanding	92,347,643	92,291,070	92,281,370	92,242,389	92,029,118
Full-time equivalent employees	2,654	2,635	2,659	2,626	2,640
Total number of financial centers	191	191	199	200	200

 (1) Core earnings exclude non-core items, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

 (2) Excludes accretable yield adjustment on loans, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation	SFNC

Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2018	2018	2018	2018	2017
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$55,646	$55,193	$53,562	$51,312	$18,903
Non-core items
Donation to Simmons Foundation	–	–	–	–	5,000
Merger-related costs	797	804	1,465	1,711	14,044
Branch right-sizing	292	970	22	57	116
Tax effect (1)	(284)	(463)	(389)	(462)	(7,516)
Net non-core items (before SAB 118 adjustment)	805	1,311	1,098	1,306	11,644
SAB 118 adjustment (2)	–	–	–	–	11,471
Core earnings (non-GAAP)	$56,451	$56,504	$54,660	$52,618	$42,018

Diluted earnings per share	$0.60	$0.59	$0.58	$0.55	$0.22
Non-core items
Donation to Simmons Foundation	–	–	–	–	0.06
Merger-related costs	0.01	0.01	0.02	0.02	0.17
Branch right-sizing	–	0.01	–	–	–
Tax effect (1)	–	–	(0.01)	–	(0.10)
Net non-core items (before SAB 118 adjustment)	0.01	0.02	0.01	0.02	0.13
SAB 118 adjustment (2)	–	–	–	–	0.13
Core earnings (non-GAAP)	$0.61	$0.61	$0.59	$0.57	$0.48

YEAR-TO-DATE
Net Income	$215,713	$160,067	$104,874	$51,312	$92,940
Non-core items
Gain on sale of P&C insurance business	–	–	–	–	(3,708)
Donation to Simmons Foundation	–	–	–	–	5,000
Merger-related costs	4,777	3,980	3,176	1,711	21,923
Branch right-sizing	1,341	1,049	79	57	169
Tax effect (1)	(1,598)	(1,314)	(851)	(462)	(8,746)
Net non-core items (before SAB 118 adjustment)	4,520	3,715	2,404	1,306	14,638
SAB 118 adjustment (2)	–	–	–	–	11,471
Core earnings (non-GAAP)	$220,233	$163,782	$107,278	$52,618	$119,049

Diluted earnings per share	$2.32	$1.72	$1.13	$0.55	$1.33
Non-core items
Gain on sale of P&C insurance business	–	–	–	–	(0.04)
Donation to Simmons Foundation	–	–	–	–	0.07
Merger-related costs	0.05	0.04	0.04	0.02	0.31
Branch right-sizing	0.01	0.01	–	–	–
Tax effect (1)	(0.02)	(0.01)	(0.01)	–	(0.13)
Net non-core items (before SAB 118 adjustment)	0.04	0.04	0.03	0.02	0.21
SAB 118 adjustment (2)	–	–	–	–	0.16
Core earnings (non-GAAP)	$2.36	$1.76	$1.16	$0.57	$1.70

 (1) Effective tax rate of 26.135% for 2018 and 39.225% for prior years, adjusted for non-deductible merger-related costs and deferred tax items on P&C insurance sale.

 (2) Tax adjustment to revalue deferred tax assets and liabilities to account for the future impact of lower corporate tax rates resulting from the "Tax Cuts and Jobs Act", signed into law on December 22, 2017.

Simmons First National Corporation	SFNC

Reconciliation Of Non-GAAP Financial Measures - End of Period
For the Quarters Ended
(Unaudited)	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31
	2018	2018	2018	2018	2017
($ in thousands, except per share data)

Calculation of Tangible Common Equity and the Ratio of Tangible Common Equity to Tangible Assets

Total common stockholders' equity	$2,246,434	$2,183,319	$2,146,908	$2,109,051	$2,084,564
Intangible assets:
Goodwill	(845,687)	(845,687)	(845,687)	(845,687)	(842,651)
Other intangible assets	(91,334)	(93,975)	(96,720)	(99,504)	(106,071)
Total intangibles	(937,021)	(939,662)	(942,407)	(945,191)	(948,722)
Tangible common stockholders' equity	$1,309,413	$1,243,657	$1,204,501	$1,163,860	$1,135,842

Total assets	$16,543,337	$16,281,264	$16,165,533	$15,597,309	$15,055,806
Intangible assets:
Goodwill	(845,687)	(845,687)	(845,687)	(845,687)	(842,651)
Other intangible assets	(91,334)	(93,975)	(96,720)	(99,504)	(106,071)
Total intangibles	(937,021)	(939,662)	(942,407)	(945,191)	(948,722)
Tangible assets	$15,606,316	$15,341,602	$15,223,126	$14,652,118	$14,107,084

Ratio of equity to assets	13.58%	13.41%	13.28%	13.52%	13.85%
Ratio of tangible common equity to tangible assets	8.39%	8.11%	7.91%	7.94%	8.05%

Calculation of Discount for credit losses and allowance on loans acquired to total loans acquired plus discount for credit losses and allowance on loans acquired

Credit discount on acquired loans	$49,297	$53,968	$68,282	$79,087	$89,275
Allowance for loan losses on acquired loans	95	1,345	2,044	407	418
Total credit discount and ALLL on acquired loans	$49,392	$55,313	$70,326	$79,494	$89,693
Total loans acquired	$3,342,175	$3,790,234	$4,302,760	$4,776,439	$5,163,769
Discount and ALLL on acquired loans to acquired loans	1.48%	1.46%	1.63%	1.66%	1.74%

Calculation of Total Allowance and Credit Coverage

Allowance for loan losses	$56,599	$55,358	$51,732	$47,207	$41,668
Total credit discount and ALLL on acquired loans	49,392	55,313	70,326	79,494	89,693
Total allowance and credit discount	$105,991	$110,671	$122,058	$126,701	$131,361
Total loans	$11,772,563	$11,913,508	$11,436,221	$11,066,822	$10,869,378
Total allowance and credit coverage	0.90%	0.93%	1.07%	1.14%	1.21%

Calculation of Tangible Book Value per Share

Total common stockholders' equity	$2,246,434	$2,183,319	$2,146,908	$2,109,051	$2,084,564
Intangible assets:
Goodwill	(845,687)	(845,687)	(845,687)	(845,687)	(842,651)
Other intangible assets	(91,334)	(93,975)	(96,720)	(99,504)	(106,071)
Total intangibles	(937,021)	(939,662)	(942,407)	(945,191)	(948,722)
Tangible common stockholders' equity	$1,309,413	$1,243,657	$1,204,501	$1,163,860	$1,135,842
Shares of common stock outstanding	92,347,643	92,291,070	92,281,370	92,242,389	92,029,118
Book value per common share	$24.33	$23.66	$23.26	$22.86	$22.65
Tangible book value per common share	$14.18	$13.48	$13.05	$12.62	$12.34

Simmons First National Corporation	SFNC

Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date
For the Quarters Ended
(Unaudited)	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31
	2018	2018	2018	2018	2017
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$55,646	$55,193	$53,562	$51,312	$18,903
Net non-core items, net of taxes, adjustment	805	1,311	1,098	1,306	23,115
Core earnings	$56,451	$56,504	$54,660	$52,618	$42,018

Average total assets	$16,357,753	$16,040,884	$15,580,697	$15,088,210	$13,897,778

Return on average assets	1.35%	1.37%	1.38%	1.38%	0.54%
Core return on average assets	1.37%	1.40%	1.41%	1.41%	1.20%

Calculation of Return on Tangible Common Equity

Net income	$55,646	$55,193	$53,562	$51,312	$18,903
Amortization of intangibles, net of taxes	1,952	2,027	2,057	2,096	1,725
Total income available to common stockholders	$57,598	$57,220	$55,619	$53,408	$20,628

Net non-core items, net of taxes	805	1,311	1,098	1,306	23,115
Core earnings	56,451	56,504	54,660	52,618	42,018
Amortization of intangibles, net of taxes	1,952	2,027	2,057	2,096	1,725
Total core income available to common stockholders	$58,403	$58,531	$56,717	$54,714	$43,743

Average common stockholders' equity	$2,211,217	$2,176,565	$2,137,097	$2,103,052	$1,931,804
Average intangible assets:
Goodwill	(845,687)	(845,687)	(845,687)	(844,148)	(731,661)
Other intangibles	(92,990)	(95,576)	(98,152)	(104,718)	(113,770)
Total average intangibles	(938,677)	(941,263)	(943,839)	(948,866)	(845,431)
Average tangible common stockholders' equity	$1,272,540	$1,235,302	$1,193,258	$1,154,186	$1,086,373

Return on average common equity	9.98%	10.06%	10.05%	9.90%	3.88%
Return on tangible common equity	17.96%	18.38%	18.70%	18.77%	7.53%
Core return on average common equity	10.13%	10.30%	10.26%	10.15%	8.63%
Core return on tangible common equity	18.21%	18.80%	19.06%	19.23%	15.97%

Calculation of Efficiency Ratio (1)

Non-interest expense	$95,396	$100,253	$98,507	$98,073	$108,490
Non-core non-interest expense adjustment	(1,089)	(1,774)	(1,483)	(1,772)	(19,160)
Other real estate and foreclosure expense adjustment	(1,300)	(538)	(1,382)	(1,020)	(865)
Amortization of intangibles adjustment	(2,642)	(2,745)	(2,785)	(2,837)	(2,839)
Efficiency ratio numerator	$90,365	$95,196	$92,857	$92,444	$85,626

Net-interest income	$137,781	$142,968	$136,837	$134,966	$126,919
Non-interest income	34,588	33,725	38,048	37,535	36,629
Non-core non-interest income adjustment	–	–	4	(4)	–
Fully tax-equivalent adjustment	1,466	1,393	1,308	1,130	1,925
(Gain) loss on sale of securities	(8)	(54)	7	(6)	1,243
Efficiency ratio denominator	$173,827	$178,032	$176,204	$173,621	$166,716

Efficiency ratio (1)	51.99%	53.47%	52.70%	53.24%	51.36%

Calculation of Core Net Interest Margin

Net interest income	$137,781	$142,968	$136,837	$134,966	$126,919
Fully tax-equivalent adjustment	1,466	1,393	1,308	1,130	1,925
Fully tax-equivalent net interest income	139,247	144,361	138,145	136,096	128,844

Total accretable yield	(3,850)	(10,006)	(10,113)	(11,294)	(15,684)
Core net interest income	$135,397	$134,355	$128,032	$124,802	$113,160
Average earning assets	$14,686,038	$14,373,253	$13,876,557	$13,251,549	$12,145,003

Net interest margin	3.76%	3.98%	3.99%	4.17%	4.21%
Core net interest margin	3.66%	3.71%	3.70%	3.82%	3.70%

Calculation of Core Loan Yield

Loan interest income	$159,996	$162,438	$150,253	$143,350	$132,617
Total accretable yield	(3,850)	(10,006)	(10,113)	(11,294)	(15,684)
Core loan interest income	$156,146	$152,432	$140,140	$132,056	$116,933
Average loan balance	$11,788,838	$11,641,843	$11,159,872	$10,819,324	$9,772,043

Core loan yield	5.25%	5.19%	5.04%	4.95%	4.75%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.

Simmons First National Corporation	SFNC

Reconciliation Of Non-GAAP Financial Measures - Year-to-Date
For the Quarters Ended
(Unaudited)	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31
	2018	2018	2018	2018	2017
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$215,713	$160,067	$104,874	$51,312	$92,940
Net non-core items, net of taxes, adjustment	4,520	3,715	2,404	1,306	26,109
Core earnings	$220,233	$163,782	$107,278	$52,618	$119,049

Average total assets	$15,771,362	$15,573,762	$15,334,453	$15,088,210	$10,074,951

Return on average assets	1.37%	1.37%	1.38%	1.38%	0.92%
Core return on average assets	1.40%	1.41%	1.41%	1.41%	1.18%

Calculation of Return on Tangible Common Equity

Net income	$215,713	$160,067	$104,874	$51,312	$92,940
Amortization of intangibles, net of taxes	8,132	6,180	4,153	2,096	4,659
Total income available to common stockholders	$223,845	$166,247	$109,027	$53,408	$97,599

Net non-core items, net of taxes	4,520	3,715	2,404	1,306	26,109
Core earnings	220,233	163,782	107,278	52,618	119,049
Amortization of intangibles, net of taxes	8,132	6,180	4,153	2,096	4,659
Total core income available to common stockholders	$228,365	$169,962	$111,431	$54,714	$123,708

Average common stockholders' equity	$2,157,097	$2,138,818	$2,120,075	$2,103,052	$1,390,815
Average intangible assets:
Goodwill	(845,308)	(845,180)	(844,917)	(844,148)	(455,453)
Other intangibles	(97,820)	(99,448)	(101,435)	(104,718)	(68,896)
Total average intangibles	(943,128)	(944,628)	(946,352)	(948,866)	(524,349)
Average tangible common stockholders' equity	$1,213,969	$1,194,190	$1,173,723	$1,154,186	$866,466

Return on average common equity	10.00%	10.01%	9.98%	9.90%	6.68%
Return on tangible common equity	18.44%	18.61%	18.73%	18.77%	11.26%
Core return on average common equity	10.21%	10.24%	10.20%	10.15%	8.56%
Core return on tangible common equity	18.81%	19.03%	19.14%	19.23%	14.28%

Calculation of Efficiency Ratio (1)

Non-interest expense	$392,229	$296,833	$196,580	$98,073	$312,379
Non-core non-interest expense adjustment	(6,118)	(5,029)	(3,255)	(1,772)	(27,357)
Other real estate and foreclosure expense adjustment	(4,240)	(2,940)	(2,402)	(1,020)	(3,042)
Amortization of intangibles adjustment	(11,009)	(8,367)	(5,622)	(2,837)	(7,666)
Efficiency ratio numerator	$370,862	$280,497	$185,301	$92,444	$274,314

Net-interest income	$552,552	$414,771	$271,803	$134,966	$354,930
Non-interest income	143,896	109,308	75,583	37,535	138,765
Non-core non-interest income adjustment	–	–	–	(4)	(3,972)
Fully tax-equivalent adjustment	5,297	3,831	2,438	1,130	7,723
(Gain) loss on sale of securities	(61)	(53)	1	(6)	(1,059)
Efficiency ratio denominator	$701,684	$527,857	$349,825	$173,621	$496,387

Efficiency ratio (1)	52.85%	53.14%	52.97%	53.24%	55.27%

Calculation of Core Net Interest Margin

Net interest income	$552,552	$414,771	$271,803	$134,966	$354,930
Fully tax-equivalent adjustment	5,297	3,831	2,438	1,130	7,723
Fully tax-equivalent net interest income	557,849	418,602	274,241	136,096	362,653

Total accretable yield	(35,263)	(31,413)	(21,407)	(11,294)	(27,793)
Core net interest income	$522,586	$387,189	$252,834	$124,802	$334,860
Average earning assets	$14,036,614	$13,837,639	$13,564,056	$13,251,549	$8,908,418

Net interest margin	3.97%	4.04%	4.08%	4.17%	4.07%
Core net interest margin	3.72%	3.74%	3.76%	3.82%	3.76%

Calculation of Core Loan Yield

Loan interest income	$616,037	$456,041	$293,603	$143,350	$352,351
Total accretable yield	(35,263)	(31,413)	(21,407)	(11,294)	(27,793)
Core loan interest income	$580,774	$424,628	$272,196	$132,056	$324,558
Average loan balance	$11,355,890	$11,209,992	$10,989,600	$10,819,324	$6,918,293

Core loan yield	5.11%	5.06%	4.99%	4.95%	4.69%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.